Exhibit 10.8

Jupitermedia Corporation

Compensation Plan

For the Period from January 1 - December 31, 2008

From:	Compensation Committee:
Michael J. Davies
Gilbert Bach
John Patrick
William Shutzer

To:	Alan Meckler

Date:	March 7, 2008

Name:	Alan Meckler	Base Salary (As of March 1, 2008)	$367,500

Title:	Chairman and CEO	Maximum Annual Incentive	$257,250

		(70% of Base)

Annual Incentive Compensation:

Annual incentive compensation will be earned based on the following three objectives

•	Achievement of Revenue Target - Maximum Incentive = $85,750 (See schedule A)

•	Achievement of EBITDA Target - Maximum Incentive = $85,750 (See schedule B)

•	Achievement of management objectives as described below - Maximum Incentive - $85,750

Total Maximum Incentive = $257,250

Revenue Target 2008 (See Schedule A)	$150,044,414
Amount Available For Annual Incentive	$85,750

	Percent of Target	Bonus % Earned	Bonus Amount Earned
	115%	100%	$85,750	(Maximum)
	110%	80%	68,600
	105%	60%	51,450
	100%	40%	34,300
	95%	20%	17,150
	90%	0%	—

EBITDA Target 2008 (See Schedule B)	$31,960,867

Amount Available For Annual Incentive	$85,750

	Percent of Target	Bonus % Earned	Bonus Amount Earned
	115%	100%	$85,750	(Maximum)
	110%	80%	68,600
	105%	60%	51,450
	100%	40%	34,300
	95%	20%	17,150
	90%	0%	—

•

Achievement of restructuring both divisions so that they are more efficient and can perform better than in the previous year. Such restructuring includes reorganization of management staffing, acquisitions, conceiving and driving new products including trade shows, Web sites, blogs and online education.

•	Achievement of other management objectives based on the discretion of the Compensation Committee.

•	Elimination of the three significant accounting deficiencies by December 31, 2008

Amount Available For Annual Incentive	$85,750

*	Annual Incentive is payable upon Compensation Committee approval after year end.
*	Annual Incentive excludes any acquisitions made in 2008

ACCEPTED AND AGREED UPON BY THE UNDERSIGNED:

Signature
Alan Meckler
Chairman and CEO